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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report: October 27, 2005

QUIXOTE CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 0-7903

DELAWARE	36-2675371
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
35 EAST WACKER DRIVE, CHICAGO, ILLINOIS	60601
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number including area code: (312) 467-6755

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

Item 7.01    Regulation FD Disclosures.

        On October 27, 2005, the Registrant issued a press release announcing its financial results for its first quarter of fiscal 2006 ended September 30, 2005.

        Management disclosed certain information which may be considered important to certain shareholders. The Company's backlog as of September 30, 2005 was $29.5 million compared to $25.2 million as of September 30, 2004, representing an increase of $4.3 million dollars. Backlog for the Protect and Direct segment increased $2.3 million dollars, or 32%. Backlog for the Inform segment increased $2.0 million dollars, or 11%, which includes a few particularly large orders for traffic and weather sensing systems and highway advisory radio products.

        The conference call was recorded and is available for replay through Thursday, November 3, 2005 at 12AM. To access the replay, please call (706) 645-9291 and enter passcode 1380475; the recorded web cast will also be available at "www.quixotecorp.com".

        This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding the Registrant's expectations, beliefs, intentions, plans, projections, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not historical facts. Actual results may differ materially from those expressed or implied by the forward-looking statements contained in this report. Forward-looking statements are subject to numerous risks, uncertainties and assumptions about the Registrant and its business. These risks and uncertainties are discussed in the Registrant's annual report on Form 10-K for the year ended June 30, 2005 and subsequent quarterly reports on Form 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Registrant does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For those statements, the Registrant claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

        The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits.

        The following Exhibit is included herein:

  (c)
  Exhibits

    99 Press Release issued by Quixote Corporation, dated October 27, 2005.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIXOTE CORPORATION
DATE: October 27, 2005	/s/ DANIEL P. GOREY DANIEL P. GOREY Vice President, Chief Financial Officer and Treasurer (Chief Financial & Accounting Officer)

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  Item 2.02. Results of Operations and Financial Condition.
  Item 7.01 Regulation FD Disclosures.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES